iSTAR FINANCIAL INC.

1996 LONG-TERM INCENTIVE PLAN

(AMENDED AND RESTATED AS OF APRIL 7, 2005)

I.                                         INTRODUCTION

1.1                                 Purposes and General.  Effective as of September 26, 1996, iStar Financial Inc. (formerly known as Starwood Financial Trust, which was formerly known as Angeles Participating Mortgage Trust) (the “Company”) established the Angeles Participating Mortgage Trust 1996 Share Incentive Plan and the Angeles Participating Mortgage Trust 1996 Directors’ Share Incentive Plan (the “Angeles Plan’).  The Company amended and restated the Angeles Plan effective as of March 13, 1998 (the “Effective Date”) into one plan known as the Starwood Financial Trust 1996 Long-Term Incentive Plan (the “SFT Plan”)  The following provisions constitute an amendment, restatement, merger and continuation of the SFT Plan as of March 16, 2005, which on and after such date shall be known as the iStar Financial Inc. 1996 Long-Term Incentive Plan (the “Plan”).  The purposes of the Plan are to align the interests of the Company’s shareholders and the recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Company’s growth and success and to advance the interests of the Company by attracting and retaining officers, key employees, consultants and advisers, as well as qualified persons for service as Directors of the Company (“Directors”).  For purposes of this Plan, references to employment by or service as an officer, employee, consultant, adviser or Director of the Company shall also mean employment by or service as an officer, employee, consultant, adviser, Director or director of a subsidiary or affiliate of the Company.  In addition, references to Directors include persons elected as Directors who will begin to serve as Director at a future date.

The Plan seeks to accomplish the foregoing purposes by providing a means whereby (i) options (“Options”) to purchase common stock, par value $.001 per share (“Shares”) may be granted in accordance with Section II to Eligible Persons and shall be granted, in accordance with Section V, to Directors, (ii) Shares may be granted in accordance with Section III to Eligible Persons, and (iii) Performance Awards may be granted in accordance with Section IV to Eligible Persons.

The Administrator (as defined in Section 1.3) may designate an Option as an “incentive stock option” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or any successor provision (an “incentive share option”).

1.2                                 Certain Definitions.  As used herein, the words set forth in the Glossary contained in Section 6.12 shall have the meanings therein indicated.

1.3                                 Administration.  This Plan shall be administered by the Board or the Committee (the “Administrator”).  Any one or a combination of the following Awards may be made under this Plan to Eligible Persons: (i) Options; (ii) Restricted Share Awards; (iii) Performance Awards.  The Administrator may, subject to the terms of this Plan, select Eligible Persons for participation in the Plan and shall determine the form, amount and timing of each Award and, if applicable, the number of Options, Shares or Performance Awards subject to such an Award, the exercise price or base price associated with the Award, the time and conditions of exercise or settlement of the Award and all other terms and conditions of the Award, including without limitation the form of the Agreement relating to the Award.  The Administrator may, in its sole discretion and for any reason at any time, subject to the requirements imposed by Section 162(m) of the Code and regulations promulgated thereunder in the case of an Award intended to be qualified performance-based compensation, take action such that (i) any or all outstanding Options shall become exercisable in part or in full, (ii) all or a portion of the Restriction Period applicable to any outstanding Restricted Share Award shall lapse, (iii) all or a portion of the Performance Period applicable to any outstanding Performance Award shall lapse, (iv) the Performance Measures applicable to any outstanding Option or Restricted Share Award and to any outstanding Performance Award shall be deemed to be satisfied in whole or in part.

The Administrator shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an Award, conditions with respect to the Award, such as limiting competitive employment or other activities.  All such interpretations, rules, regulations and conditions shall be conclusive and binding on all parties.  Each Award shall be evidenced by a written Agreement between the Company and the holder setting forth the terms and conditions applicable to such Award.

Subject to the express provisions of this Plan, the Administrator shall have the authority:

(1)                                  to determine from among those persons eligible to receive an Award the particular Eligible Persons who will receive any Awards;

(2)                                  to grant Awards to Eligible Persons, determine the price at which Awards will be offered or awarded and the amount of Awards to any of such Persons, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable or shall vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion (if any) of such Awards;

(3)                                  to approve the forms and terms of Agreements, which need not be identical either as to type of Award or among Eligible Persons;

(4)                                  to construe and interpret this Plan and any Agreements, further define the terms used in this Plan and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

(5)                                  to cancel, modify or waive the Company’s rights with respect to, any or all outstanding Awards;

(6)                                  to accelerate the exercisability or vesting or extend the term of any or all such outstanding Awards within the maximum term permitted under this Plan; and

(7)                                  to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

Any action taken by, or inaction of, the Company, the Board or the Committee relating or pursuant to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons.  No member of the Board or Committee, or officer of the Company or any subsidiary, shall be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself.  Subject only to compliance with the express provisions hereof, each of the Board and the Committee may act in its absolute discretion in matters within its authority related to this Plan.

In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and rely upon the advice of experts, including professional advisors to the Company.  No Director, officer or Agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

The Administrator may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

The Administrator may delegate in writing signed by the Chairman of the Administrator some or all of its power and authority hereunder to the Chief Executive Officer or Chief Operating Officer or other executive officer of the Company as the Administrator deems appropriate; provided, however, that the Administrator may not delegate its power and authority with regard to (i) the grant of an Award to any person who is a “covered employee” within the meaning of Section 162(m) of the Code or who, in the Administrator’s judgment, is likely to be a covered employee at any time during the period an Award hereunder to such employee would be outstanding, if the Administrator intends that compensation payable pursuant to such an Award be qualified performance-based compensation, or (ii) the selection for participation in this Plan of an officer or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an Award to such an officer or other person.

A majority of the Administrator shall constitute a quorum.  The acts of the Administrator shall be either (i) acts of a majority of the members of the Administrator present at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Administrator without a meeting.

1.4                                 Eligibility.  Participants in this Plan shall consist of such officers, key employees, consultants, advisers and Directors of the Company and its subsidiaries as the Administrator in its sole discretion may select from time to time (“Eligible Persons”), provided that only employees of the Company (or a subsidiary of the Company) will be Eligible Persons to whom may be granted an Option which designated as an incentive share option.  The Administrator’s selection of a person to participate in this Plan at any time shall not require the Administrator to select such person to participate in this Plan at any other time.  Directors shall also participate in this Plan in accordance with Section V.

1.5                                 Shares Available.  Subject to adjustment as provided in Section 6.6, the aggregate number of Shares available from time to time for all Awards of Options or Share Awards under this Plan shall be 29,926,114 Shares, reduced by the aggregate number of Shares subject to outstanding Options and outstanding Share Awards under the Plan.  In the event the number of outstanding Shares increases after the Effective Date, the maximum number of Shares reserved for Awards will be adjusted automatically so that the maximum number equals 9% of the outstanding Shares on a fully diluted basis, provided that the number of Shares reserved for grants of Options designated as incentive share options will not be so increased over the number of such Shares as of the date shareholders approve the restatement of the Plan.  Subject to adjustment as provided in Section 6.6, the number of Shares available for grants of Options designated as incentive share options shall be 4,987,686.

To the extent that Shares subject to (i) an outstanding Option or (ii) a Share Award, are not issued or delivered or are canceled or forfeited by reason of the expiration, termination, cancellation or forfeiture of any such Award, then such Shares shall again be available under this Plan.

Shares to be delivered under this Plan shall be made available (i) by the Company from authorized and unissued Shares issued by the Company directly to the holder, (ii) from authorized and issued Shares acquired and held by the Company or (iii) a combination thereof.

The maximum number of Shares with respect to which Options or Share Awards or a combination thereof may be granted to any person other than an advisor to the Company during any calendar year shall be 1,333,333 subject to adjustment as provided in Section 6.6.

II.                                     OPTIONS

2.1                                 Awards of Options.  The Administrator may, in its discretion, grant Options to such Eligible Persons as may be selected by the Administrator.  The Administrator may designate that an Option is intended to be an incentive share option.  Each Option that is not designated an incentive share option shall be a non-qualified share option.  Each Option that is designated as an incentive share option shall be granted within ten years of the Effective Date of this Plan.  To the extent that the aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which Options designated as incentive share options are exercisable for the first time by a holder during any calendar year (under this Plan or any other plan of the Company or any parent or subsidiary) exceeds the amount (currently $100,000) established by the Code, such Options shall constitute non-qualified share options.

2.2                                 Terms of Options.  Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Administrator shall deem advisable:

(a)                                  Number of Shares and Purchase Price.  The number of Shares subject to an Option and the purchase price per Share purchasable upon exercise of the Option shall be determined by the Administrator; provided, however, that the purchase price per Share under an Option that is designated as an incentive share option shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option; provided further, that if an Option designated as an incentive share option is granted to an Eligible Person who owns shares of beneficial interest possessing more than ten percent (10%) of the total combined voting power of all classes of shares of beneficial interest of the Company (or of any parent or subsidiary) (a “Ten Percent Holder”), the purchase price per Share shall be the price (currently 110% of Fair Market Value of a Share) required by the Code in order to constitute an incentive share option.

(b)                                 Option Period and Exercisability.  The period during which an Option may be exercised shall be determined by the Administrator; provided, however, that no Option designated as an incentive share option shall be exercised later than ten years after its date of grant; provided further, that if an Option designated as an incentive share option shall be granted to a Ten Percent Holder, such Option shall not be exercised later than five years after its date of grant.  The Administrator shall determine whether an Option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time.  An exercisable Option, or portion thereof, may be exercised only with respect to whole Shares.  Except to the extent otherwise specified in the Agreement relating to an Option, in the event of a Change of Control, such Option shall become immediately exercisable for the full amount of Shares subject thereto and shall be exercisable until expiration of the term of such Option.

(c)                                  Method of Exercise.  An Option may be exercised (i) by giving written notice to the Company specifying the number of whole Shares to be purchased and accompanied by payment thereof in full (or arrangement made for such payment to the Company’s satisfaction) either (A) in cash, (B) by delivery of previously-owned whole Shares (which the holder has held for at least six months prior to the delivery of such Shares or which the holder purchased on the open market and for which the holder has good title, free and clear of all liens and encumbrances) having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) in cash by a broker-dealer acceptable to the Company to whom the holder has submitted an irrevocable notice of exercise or (D) a combination of (A) and (B), in each case to the extent set forth in the Agreement relating to the Option and (ii) by executing such documents as the Company may reasonably request.  The Administrator shall have sole discretion to disapprove of an election pursuant to either clause (B) or (C).  Any fraction of a Share which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the holder.  No certificate representing a Share shall be delivered until the full purchase price therefor has been paid.

2.3                                 Termination of Employment or Service.

(a)                                  Disability or Death.  Subject to paragraph (e) below and unless otherwise specified in the Agreement relating to an Option, if the optionee’s employment with the Company or service as an officer or consultant, adviser or Director terminates by reason of Disability or death, each Option held by such optionee shall be fully exercisable and may thereafter be exercised by such optionee (or such optionee’s executor, administrator, legal representative, beneficiary or similar person, as the case may be) until and including the earlier to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such Option) after the effective date of such optionee’s termination of employment or service or date of death, as the case may be, and (ii) the expiration date of the term of such Option.

(b)                                 Termination for Cause.  Subject to paragraph (e) below and unless otherwise specified in the Agreement relating to an Option, if the optionee’s employment with the Company or service as an officer or consultant, adviser or Director terminates for Cause, each Option held by such optionee, whether or not then exercisable, shall terminate automatically on the effective date of such optionee’s termination of employment or service.

(c)                                  Other Termination.  Subject to paragraph (e) below and unless otherwise specified in the Agreement relating to an Option, if the optionee’s employment with the Company or service as an officer or consultant, adviser or Director terminates for any reason other than Disability, death or termination by the Company for Cause, each Option held by such optionee shall be exercisable only to the extent that such Option is exercisable on the effective date of such optionee’s termination of employment or service and may thereafter be exercised by such optionee (or such optionee’s legal representative or similar person) until and including the earlier to occur of (i) the date which is three months (or such other period as set forth in the Agreement relating to such Option) after the effective date of such optionee’s termination of employment or service and (ii) the expiration date of the term of such Option.

(d)                                 Death Following Termination of Employment or Service.  Subject to paragraph (e) below and unless otherwise specified in the Agreement relating to an Option, if an optionee dies during the one-year period following termination of employment or service by reason of Disability or if an optionee dies during the three-month period following termination of employment or service for any reason other than Disability or Cause (or, in each case, such other period as the Administrator may specify in the Agreement relating to an Option), each Option held by such optionee may thereafter be exercised by such optionee’s executor, administrator, legal representative, beneficiary or similar person, as the case may be, until and including the earlier to occur of (i) the date which is three months (or such other period as set forth in the Agreement relating to such Option) after the date of death (but in the case of death following termination of employment or service by reason of Disability, the date which is one year (or such other period as set forth in the Agreement relating to such Option) after the date of death), and (ii) the expiration date of the term of such Option.

(e)                                  Termination of Employment — Incentive Share Options.  Unless otherwise specified in the Agreement relating to an Option designated as an incentive share option, if the employment with the Company of an optionee of such an Option terminates by reason of Permanent and

Total Disability (as defined in Section 22(e) (3) of the Code) or death, each such Option shall be fully exercisable and may thereafter be exercised by such optionee (or such optionee’s executor, administrator, legal representative, beneficiary or similar person, as the case may be) until and including the earlier to occur of (i) the date which is one year (or such shorter period as set forth in the Agreement relating to such Option) after the effective date of such optionee’s termination of employment by reason of Permanent and Total Disability or date of death, as the case may be, and (ii) the expiration date of the term of such Option.

Unless otherwise specified in the Agreement relating to an Option designated as an incentive share option, if the employment with the Company of an optionee of such an Option terminates for Cause, each such Option, whether or not then exercisable, shall terminate automatically on the effective date of such optionee’s termination of employment.

Unless otherwise specified in the Agreement relating to an Option designated as an incentive share option, if the employment with the Company of an optionee of such an Option terminates for any reason other than Permanent and Total Disability, death or Cause, each such Option shall be exercisable only to the extent such Option is exercisable on the effective date of such optionee’s termination of employment and may thereafter be exercised by such optionee (or such optionee’s legal representative or similar person) until and including the earlier to occur of (i) the date which is three months after the effective date of such optionee’s termination of employment and (ii) the expiration date of the term of such Option.

If the optionee of an Option designated as an incentive share option dies during the one-year period following termination of employment by reason of Permanent and Total Disability (or such shorter period as set forth in the Agreement relating to such Option), or if the optionee of such an Option dies during the three-month period following termination of employment for any other reason (other than for Cause), each such Option held by such optionee may thereafter be exercised by the optionee’s executor, administrator, legal representative, beneficiary or similar person until and including the earliest to occur of (i) the date which is three months after the date of death and (ii) the expiration date of the term of such Option.

III.                                 SHARE AWARDS

3.1                                 Share Awards.  The Administrator may, in its discretion, grant Restricted Share Awards to such Eligible Persons as may be selected by the Administrator.

3.2                                 Terms of Share Awards.  Restricted Share Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions not inconsistent with the terms of this Plan, as the Administrator in its discretion shall deem advisable.

(a)                                  Number of Shares and Other Terms.  The number of Shares subject to a Restricted Share Award and the Performance Measures (if any) and Restriction Period applicable to a Restricted Share Award shall be determined by the Administrator.

(b)                                 Vesting and Forfeiture.  The Agreement relating to a Restricted Share Award shall provide, in the manner determined by the Administrator in its discretion and subject to the provisions of this Plan, for the vesting of the Shares subject to such Award either (i) in accordance with the attainment or satisfaction of specified Performance Measures during the specified Restriction Period or (ii) over a period of years of employment by, service to or compliance with agreements with the Company during the specified Restriction Period (or both), and for the forfeiture of the Shares subject to such Award (x) if specified Performance Measures are not satisfied or met during the specified

Restriction Period or (y) if the holder of such Award does not remain in the employment of or service to the Company or in compliance with such agreements with the Company during the specified Restriction Period.  Except to the extent otherwise specified in the Agreement relating to a Restricted Share Award, all Shares subject to such an Award shall immediately vest in full in the event of a Change of Control.

(c)                                  Share Certificates.  During the Restriction Period, a certificate or certificates evidencing Shares issued as a Restricted Share Award may be registered in the holder’s name and may bear a legend, in addition to any legend which may be required pursuant to Section 6.6, indicating that the ownership of the Shares represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Share Award.  All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Company, which would permit transfer to the Company of all or a portion of the Shares subject to the Restricted Share Award in the event such award is forfeited in whole or in part.  Upon termination of any applicable Restriction Period (and the satisfaction or attainment of any applicable Performance Measures), subject to the Company’s right to require payment of any taxes in accordance with Section 6.5, a certificate or certificates evidencing ownership of the requisite number of Shares shall be delivered to the holder of such award.

(d)                                 Rights with Respect to Restricted Share Awards.  Unless otherwise set forth in the Agreement relating to a Restricted Share Award, and subject to the terms and conditions of a Restricted Share Award, the holder of such award shall have all rights as a shareholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Shares.

3.3                                 Termination of Employment or Service.

(a)                                  Disability or Death.  Unless otherwise set forth in the Agreement relating to a Restricted Share Award, if the holder’s employment with the Company or service as an officer or consultant, adviser or Director terminates by reason of Disability or death, the Restriction Period shall terminate as of the effective date of such holder’s termination of employment or service, and any applicable Performance Measures shall be computed through such date.

(b)                                 Other Termination.  Unless otherwise set forth in the Agreement relating to a Restricted Share Award, if the holder’s employment with the Company or service as an officer or consultant, adviser or Director terminates for any reason other than Disability or death, the portion of such Award which is subject to a Restriction Period or any Performance Measure on the effective date of such holder’s termination of employment or service shall be forfeited by such holder and such portion shall be canceled by the Company.

IV.                                PERFORMANCE AWARDS

4.1                                 Performance Awards.  The Administrator may, in its discretion, grant Performance Awards to such Eligible Persons as may be selected by the Administrator.

4.2                                 Terms of Performance Awards.  Performance Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Administrator shall in its discretion deem advisable.

(a)                                  Grant of Performance Awards.  A Performance Award may be granted only in tandem with an Option which is being or was granted under Section II and shall apply to all or such portion of the Shares subject to such Option as the Administrator may designate.  The Performance Period and Performance Measure of a Performance Award shall be as designated by the Administrator.

(b)                                 Vesting and Forfeiture.  The Agreement relating to a Performance Award shall provide, in the manner determined by the Administrator in its discretion and subject to the provisions of this Plan, for the vesting of such award if specified Performance Measure(s) are satisfied or met during the specified Performance Period, and for the forfeiture of such award if specified Performance Measure(s) are not satisfied or met during the specified Performance Period.  To the extent not otherwise provided in such Agreement, such vesting and forfeiture provisions shall be as provided in this Plan.

(c)                                  Settlement of Vested Performance Awards.  Vested Performance Awards shall be settled in cash to the extent that both (i) the applicable Option has been exercised (whether before or after expiration of the Performance Period) with respect to Shares subject to the Performance Award and (ii) the Performance Period has expired.  The amount shall be the sum (without interest or compounding) of all dividends and distributions per Share (subject to adjustment as provided in Section 6.7) during the Performance Period and thereafter through any subsequent exercise of Options, multiplied by the number of such Shares purchased upon such exercise.  Except to the extent otherwise provided in the Agreement relating to a Performance Award, in the event of a Change of Control the Performance Period shall expire and the Performance Measure shall be computed through such date and the applicable Performance Award shall forthwith be settled on the date of such Change of Control or if later upon exercise of the applicable Options.  Notwithstanding the foregoing, if the Administrator in good faith determines that a payment in settlement of a Performance Award will or is likely to render the Company insolvent, the Administrator may elect to defer such payment for a reasonable period of time and to pay at a later date with interest at such reasonable rate as the Administrator may determine.

4.3                                 Termination of Employment or Service.

(a)                                  Disability or Death.  Except to the extent otherwise set forth in the Agreement relating to a Performance Award, if the employment of the holder of a Performance Award or his or her service as an officer or consultant, adviser or Director of the Company terminates by reason of Disability or death, the Performance Period with respect to such Performance Award shall terminate and the Performance Measure shall be computed through such date and the applicable Performance Award shall be settled as soon as practicable within 10 days thereafter, or if later, upon exercise of the applicable Option, subject to the provisions of Section 4.2(c).

(b)                                 Other Termination.  Except to the extent otherwise set forth in the Agreement relating to a Performance Award, if the holder’s employment with the Company or service as an officer or consultant, adviser or Director terminates for any reason other than Disability or death, the Performance Period for such Performance Award shall be deemed to end on the date of such termination, no Performance Measure shall be recognized or deemed attained, satisfied or met, and the holder’s Performance Award shall be immediately forfeited to and canceled by the Company.

V.                                    CERTAIN PROVISIONS RELATING TO DIRECTORS

5.1                                 Eligibility.  Each Director who is not an officer or employee of the Company or a subsidiary of the Company (“Eligible Director”) shall be granted Options in accordance with this Section V and may, in the discretion of the Administrator, be granted additional Options, subject to such terms and conditions as the Administrator shall deem advisable.  All Options granted under this Section V shall constitute non-qualified share options.

5.2                                 Grants of Options.  Each Eligible Director shall be granted Options as follows:

(a)                                  Time of Grant.  As of the close of each Annual Meeting of Shareholders held after the Effective Date, each Eligible Director on such date shall be granted an Option to purchase 10,000 Shares.  An individual who becomes an Eligible Director after the Effective Date but on a date other than the date of the Annual Meeting of Shareholders shall receive an Option to purchase 10,000 Shares on the date he becomes an Eligible Director, subject to a pro rata reduction to reflect the portion of the month period which has elapsed since the last preceding Annual Meeting of Shareholders during which the individual was not an Eligible Director.  The purchase price per Share subject to each Option shall be equal to 100% of the Fair Market Value of a Share on the date of grant of such Option.

(b)                                 Option Period and Exercisability.  Each Option granted under paragraph (a) above shall be fully exercisable on and after its date of grant, shall expire ten years after its date of grant (notwithstanding termination of service as a Director for any reason prior to such ten-year anniversary date) and may be exercised in whole or in part (only with respect to whole Shares).  Options granted under this Article V shall be exercisable in accordance with Section 2.2(c).

(c)                                  Death.  If a Director dies while an Option is outstanding, such Option may thereafter be exercised by such Director’s executor, administrator, legal representative, beneficiary or similar person, as the case may be, until and including the expiration date of the term of such Option.

VI.                                GENERAL

6.1                                 Term of Plan.  This Plan shall terminate on March 13, 2008 (ten years after the Effective Date) unless terminated earlier by the Board.  Termination of this Plan shall not affect the terms or conditions of any Award granted prior to termination.

Awards may be granted hereunder at any time prior to the termination of this Plan, provided that no Award may be granted later than ten years after the Effective Date of this Plan.

6.2                                 Amendments.  The Board may amend this Plan as it shall deem advisable, subject to any requirement of shareholder approval required by applicable law, rule (including stock exchange rule) or regulation including Rule 16b-3 under the Exchange Act and Sections 422 and 856 of the Code; provided, however, that any amendment with respect to the persons eligible for Options designated as incentive share options or the number of Shares reserved therefor or the maximum number of Options or Share Awards that may be granted to any person in any calendar year under the Plan shall not be effective without shareholder approval of such amendment within 12 months before or after the date such amendment is approved by the Board.  No amendment may impair the rights of a holder of an outstanding Award without the consent of such holder.

6.3                                 Non-Transferability.  No Option or Performance Award shall be transferable other than by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company.  Except to the extent permitted by the foregoing sentence, each Option or Performance Award may be exercised or settled during the optionee’s lifetime only by the optionee or the optionee’s legal representative or similar person.  Except as permitted by the second preceding sentence, no Option or Performance Award shall be sold, transferred, assigned, pledged, hypothecated, voluntarily encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process.  Upon any attempt to so sell, transfer, assign, pledge, hypothecate, voluntarily encumber or otherwise dispose of any Option or Performance Award, such Option or Performance Award and all rights thereunder shall, to the extent of any such attempt, immediately become null and void.

Restricted Share granted under this Plan shall be transferable, subject to the transferee’s receiving such Restricted Share subject to the same restrictions as those applicable to the transferor.  Upon any such transfer, the transferee shall execute such appropriate documents that may be requested by the Company to evidence the transferee’s acceptance of the restrictions applicable to such Restricted Share.

6.4                                 Tax Withholding.  The Company shall have the right to require, prior to the delivery of any Shares or the payment of any cash pursuant to an Award made hereunder, payment by the holder of such Award of any federal, state, local or other taxes which may be required to be withheld or paid in connection with such Award.  An Agreement may provide that the holder of an Award may satisfy any such obligation by any of the following means: (A) a cash payment to the Company, (B) delivery to the Company of previously owned whole Shares (which such holder has held for at least six months prior to the delivery of such Shares or which such holder purchased on the open market and for which such holder has good title, free and clear of all liens and encumbrances) having an aggregate Fair Market Value, determined as of the date the obligation to withhold or pay taxes arises in connection with an Award (the “Tax Date”), equal to the amount necessary to satisfy any such obligation, (C) in the case of the exercise of an Option, a cash payment by a broker-dealer acceptable to the Company to whom the holder has submitted an irrevocable notice of exercise or (D) any combination of (A) and (B), in each case to the extent set forth in the Agreement relating to the Award; provided, however, that the Administrator shall have sole discretion to disapprove of an election pursuant to any of the foregoing clauses (B) through (D).  An Agreement may provide for Shares to be delivered having a Fair Market Value in excess of the minimum amount required to be withheld, but not in excess of the amount determined by applying the holder’s maximum marginal tax rate.  Any fraction of a Share which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

6.5                                 Restrictions on Shares.  Each Award hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the Shares subject to such Award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of Shares thereunder, such Shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company.  The Company may require that certificates evidencing Shares delivered pursuant to any Award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

Notwithstanding any other provision hereunder, no Award hereunder shall be exercisable or eligible for settlement if, as a result of either the ability to exercise or settle, or the exercise or settlement of such Award, the Company would not satisfy the REIT Requirements in any respect.  For purposes of the preceding sentence, “REIT Requirements” shall mean the requirements for the Company to qualify as a real estate investment trust under the Code and the rules and regulations promulgated thereunder.

6.6                                 Adjustment.  In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Shares other than a regular cash dividend, the number and class of Shares available under the Plan, the number and class of Shares subject to each outstanding Option, the purchase price per Share, and the number of Shares subject to each Option and the number of Shares to be granted to Directors pursuant to Article V, the number and class of Shares subject to each outstanding Share Award and the terms of each outstanding Performance Award shall be appropriately adjusted by the Administrator, such adjustments to be made in the case of outstanding Options without an increase in the aggregate purchase price or base price.  The decision of the Administrator regarding any such adjustment shall be final, binding and conclusive.  If any adjustment would result in a fractional security being (i) available under this Plan, such fractional security shall be disregarded, or (ii) subject to an Award under this Plan, the Company shall pay the holder of such Award, in connection with the first vesting, exercise or settlement of such Award in whole or in part, occurring after such adjustment, an amount in cash determined by multiplying (A) the fraction of such security (rounded to the nearest hundredth) by (B) the excess, if any, of (x) the Fair Market Value of a Share on the vesting, exercise or settlement date over (y) the exercise price or base price, if any, of such Award.

With respect to any holder who is subject to Section 16 of the Exchange Act and notwithstanding the exercise periods set forth in paragraphs (a), (c) and (d)of Section 2.3, paragraph (b) of Section 5.2 or as set forth in any Agreement to which such holder is a party, and notwithstanding the expiration date of the term of an Option (other than an Option designated as an incentive share option), in the event the Company is involved in a business combination which is intended to be treated as a pooling of interests for financial accounting purposes (a “Pooling Transaction”) or pursuant to which such holder receives a substitute option to purchase securities of any entity, including an entity directly or indirectly acquiring the Company, then each Option (or option in substitution thereof) held by such holder shall be exercisable to the extent set forth in the Agreement evidencing such option until and including the latest of (x) the date set forth pursuant to the then applicable paragraph of Section 2.3 or 5.2, or the expiration date of the term of the Option, as the case may be, (y) the date which is six months and one day after the consummation of such business combination and (z) the date which is ten business days after the date of expiration of any period during which such holder may not dispose of a security issued in the Pooling Transaction in order for the Pooling Transaction to be accounted for as a pooling of interests.

6.7                                 No Right of Participation or Employment.  No person shall have any right to participate in this Plan.  Neither this Plan nor any Award made hereunder shall confer upon any person any right to continued employment by, or service to, the Company, any subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any subsidiary or any affiliate of the Company to terminate the employment of, or service by, any person at any time without liability hereunder.  For purposes of Sections 2.3(a) through (c), Sections 3.3(a) and (b), and Sections 4.3(a) and (b), employment with the Company or service as an officer or consultant, adviser or Director includes such employment or service with or for a subsidiary or affiliate of the Company.

6.8                                 Rights as Shareholder.  No person shall have any rights as a shareholder of the Company with respect to any Shares which are subject to an Award hereunder until such person becomes a shareholder of record with respect to such Shares.

6.9                                 Designation of Beneficiary.  If permitted by the Company, an Eligible Person who is granted an Award hereunder may file with the Administrator a written designation of one or more persons as such Eligible Person’s beneficiary or beneficiaries (both primary and contingent) in the event of the person’s death.

Each beneficiary designation shall become effective only when filed in writing with the Administrator during such Eligible Person’s lifetime on a form prescribed by the Administrator.  Such person’s spouse who is domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse.  The filing with the Administrator of a new beneficiary designation shall cancel all previously filed beneficiary designations.

To the extent an outstanding Option granted hereunder is exercisable or an outstanding Performance Award may be settled in accordance with the terms of this Plan and the Agreement relating to such Award, such beneficiary of beneficiaries shall be entitled to exercise such Option or settle such Performance Award.

If such an Eligible Person fails to designate a beneficiary, or if all designated beneficiaries predecease him, then each outstanding Award hereunder held by such Eligible Person to the extent vested, exercisable or eligible for settlement, may be exercised or settled by such Eligible Person’s executor, administrator, legal representative or similar person.

6.10                           Prohibition on Re-Pricing Without Shareholder Approval; Prohibition on Loans to Executives.  Notwithstanding anything to the contrary contained in this Plan, nothing in the Plan shall be construed to permit, and the Plan expressly prohibits, the following:  (1) the repricing of the terms of any outstanding Option, except as provided under Section 6.6, unless the approval of holders of at least a majority of the Company’s outstanding Shares shall have been obtained for such repricing, and (2) the extension of any loan by the Company or any of its subsidiaries to any officer of the Company in respect of the exercise price of any Options held by such officer or otherwise with respect to any Award granted hereunder.  For purposes of clause (2), the term “officer” shall have the meaning given to such term in Rule 16a-1(f) promulgated under the Securities Exchange Act of 1934, as amended (or any successor provision).

6.11                           Governing Law.  This Plan, each Award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of New York and construed in accordance therewith without giving effect to principles of conflicts of laws.

6.12                           Glossary.  As used herein, the following words shall have the meaning indicated.

“Agreement” shall mean the written agreement evidencing an Award hereunder between the Company and the recipient of such Award.

“Award” shall include a grant of Options, an award of Restricted Shares and an award of a Performance Award under this Plan.

“Base Performance Measure” shall mean a 15% Shareholder Return over the Performance Period of five years commencing on the Effective Date.

“Board” shall mean the Board of Directors of the Company.

“Cause” shall mean embezzlement or misappropriation of the Company’s funds or other assets, other act deemed by the Administrator in the good faith exercise of its sole discretion to be an act of dishonesty in respect to the Company, significant activities materially harmful to the reputation of the Company, willful and repeated refusal to perform or substantial disregard of the duties properly assigned to the holder by the Company (other than as a result of Disability), material violation of any statutory or common law duty of loyalty to the Company or a material breach by the holder of the holder’s employment agreement with the Company, if any (subject to any cure period therein provided).

“Change of Control” shall mean:

(1)                                  the acquisition by any individual, entity or group (a “Person”), including any “person” within the meaning of Section 13 (d) (3) or 14(d) (2) of the Exchange Act, of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 51% or more of either (i) the then outstanding Shares, (collectively, the “Outstanding Shares”) or (ii) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of Directors (the “Outstanding Voting Securities”); excluding, however, the following: (A) any acquisition by the Company, (B) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation or trust controlled by the Company or (C) any acquisition by any corporation or trust pursuant to a transaction which complies with clause (i), (ii) or (iii) of subsection (3) of this definition;

(2)                                  individuals who, as of the Effective Date constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a Director of the Company subsequent to the Effective Date whose election or nomination for election by the Company’s shareholders was approved (other than in connection with a material transaction relating to the Company or its assets or the Shares or the Class B Shares of the Company) by the vote of at least a majority of the Directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a Director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consent by or on behalf of any Person other than the Board shall not be deemed a member of the Incumbent Board;

(3)                                  consummation by the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Corporate Transaction”); excluding, however, a Corporate Transaction pursuant to which (i) all or substantially all of the individuals or entities who are the beneficial owners, respectively, of the Outstanding Shares and the Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 66 2/3% of, respectively, the outstanding shares of beneficial interest or common stock, and the combined voting power of the outstanding securities of such trust or corporation entitled to vote generally in the election of Directors or directors, as the case may be, of the trust or corporation resulting from such Corporate Transaction (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or indirectly in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Shares and the Outstanding Voting Securities as the case may be); (ii) no Person (other than: the Company; any employee benefit plan (or related trust) sponsored or maintained by the Company or any trust or corporation controlled by the Company, the trust or corporation resulting from such Corporate Transaction, and any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, 33 1/3% or more of the Outstanding Shares or the Outstanding Voting Securities, as the case may be) will beneficially own, directly or indirectly, 33 1/3% or more of, respectively, the outstanding shares of beneficial interest or common stock of the trust or corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such trust or corporation entitled to vote generally in the election of Directors or directors; or (iii) individuals who were members of the incumbent Board will constitute at least a majority of the members of the board of Directors or directors of the trust or corporation resulting from such Corporate Transaction; or

(4)                                  approval by the shareholders of the Company of a plan of complete liquidation or dissolution of the Company.

“Committee” shall mean the Committee designated by the Board, if any is so designated (the Board being under no obligation to establish or maintain such a committee) consisting of two or more members of the Board, each of whom shall be (i) ”Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act, and (ii) at the election of the Board, an “outside director” within the meaning of Section 162(m) of the Code.

“Disability” shall mean the inability of the holder of an Award substantially to perform such holder’s duties and responsibilities for a continuous period of at least six months.

“Eligible Persons” shall have the meaning set forth in Section 1.4.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall mean the closing transaction price of a Share as reported in the American Stock Exchange Composite Transactions on the first business day immediately preceding the date as of which such value is being determined, or, if there shall be no reported transaction on such day, on the next preceding business day for which a transaction was reported; provided that if the Fair Market Value of a Share for any date cannot be determined as above provided, Fair Market Value of a Share shall be determined by the Administrator by whatever means or method as to which the Administrator, in the good faith exercise of its discretion, shall at such time deem appropriate.

“Performance Measures” shall mean the criteria and objectives, established by the Administrator, which shall be satisfied or met (i) as a condition to the exercisability of all or a portion of an Option, or (ii) during the applicable Restriction Period or Performance Period as a condition to the holder’s receipt or retention, in the case of a Restricted Share Award, of the Shares subject to such award, or, in the case of a Performance Award, of payment with respect to such award.  Such criteria and objectives may include, without limitation, one or more of the following: the attainment by a Share of a specified Fair Market Value for a specified period of time, earnings per share, return to shareholders (including dividends), return on equity, earnings of the Company, revenues, market share, funds from operations, cash flow or cost reduction goals, or any combination of the foregoing.  The Administrator may, in its sole discretion, amend or adjust the Performance Measures or other terms and conditions of an outstanding award in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in law or accounting principles.  If the Administrator consists solely of “outside directors” (within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder) and the Administrator desires that compensation payable pursuant to any award subject to Performance Measures shall be “qualified performance-based compensation” within the meaning of Section 162(m) of the Code, the Performance Measures (i) shall be established by the Administrator no later than the end of the first quarter of the Performance Period or Restriction Period, as applicable (or such other time permitted pursuant to Treasury Regulations promulgated under Section 162(m) of the Code or otherwise permitted by the Internal Revenue Service) and (ii) shall satisfy all other applicable requirements imposed under Treasury Regulations promulgated under Section 162(m) of the Code, including the requirement that such Performance Measures be stated in terms of an objective formula or standard.  Unless otherwise designated by the Administrator, the Performance Measure shall be the Base Performance Measure.

“Performance Period” shall mean any period designated by the Administrator for which the Performance Measures shall be calculated.  The Performance Period shall be the five-year period commencing on the Effective Date unless otherwise designated by the Administrator.

“Performance Award” shall mean a right, contingent upon the attainment of specified Performance Measures within a specified Performance Period, to receive a payment in cash.

“Permanent and Total Disability” shall have the meaning set forth in Section 22(c)(3) of the Code or any successor thereto.

“Restricted Shares” shall mean Shares that are subject to a Restriction Period.

“Restriction Period” shall mean any period designated by the Administrator during which the Shares subject to a Restricted Share Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise voluntarily encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award.

“Shareholder Return” shall mean the per annum compounded rate of increase in the Fair Market Value of an investment in Shares on the first day of the Performance Period (assuming purchase of Shares at their Fair Market Value on such day) through the last day of the Performance Period, plus all dividends or distributions paid with respect to such Shares during the Performance Period, and assuming reinvestment in Shares of all such dividends and distributions, adjusted to give effect to Section 6.6 of the Plan.

“Share Award” or “Restricted Share Award” shall mean an award of Restricted Shares.